National Security Life and Annuity Company
Variable Account L
Variable Account N
Supplement dated January 11, 2007 to the Prospectuses dated May 1, 2006
Available Funds
Effective January 11, 2007, you may no longer allocate annuity purchase payments or variable life insurance premium payments to any of the below-listed Funds offered in certain of National Security’s variable products. Also effective January 11, 2007 you may no longer request transfers to any of the below-listed Funds. All of these Funds were previously closed to new contracts issued after April 30, 2005. The closed Funds are:
Wells Fargo Advantage Variable Trust Funds
Wells Fargo Advantage VT Small/Mid Cap Value Fund
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Opportunity Fund
Old Mutual Insurance Series Fund
Old Mutual Columbus Circle Technology and Communications Portfolio
UBS Series Trust (Class I Shares)
U.S. Allocation Portfolio
If you currently have variable annuity contract values or variable life insurance policy values in any of the above-listed Funds, you may maintain those values in the respective Funds. However, following the effective date of the closures, you will only be permitted to sell, not purchase, accumulation units attributable to the Funds.
Furthermore, effective April 20, 2007 any existing instructions to allocate purchase payments or premium payments to any of the above-listed Funds will be invalid. Any transaction requesting an allocation or transfer to the closed Funds will be deemed a request not received in good order and the requested transaction will be rejected until adequate instructions are received. Therefore, it is suggested that you review your current allocation instructions and make changes to those allocations involving the above-referenced Funds. This is especially important if you currently have a standing request to periodically rebalance contract values or you are participating in a dollar cost averaging program involving any of the above-listed Funds.
Asset Allocation Models
Additionally, for those contracts that offer that Asset Allocation Models (currently only the NScore series of variable annuities), effective February 1, 2007 we have contracted with Wilshire Associates to be the third party consultant responsible for the establishment and maintenance of the Asset Allocation Models. Therefore, any references to Ibbotson Associates should be replaced with Wilshire Associates.